Exhibit 10.6
Amended and Restated Pledge Agreement
     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this agreement, together with all amendments and restatements and Joinders, this “Agreement”), dated as of May 6, 2010, is made by each of the signatories party hereto and each other Person who becomes a party hereto pursuant to Section 6.14 (including any permitted successors and assigns, collectively, the “Pledgors” and each a “Pledgor”), in favor of REGIONS BANK, in its capacity as Administrative Agent (as defined in the Credit Agreement described below), for the benefit of each Creditor (Administrative Agent in such capacity, “Secured Party”).
BACKGROUND.
     Penson Worldwide, Inc., a Delaware corporation (the “Borrower”), the Administrative Agent, and the lenders party thereto previously executed that certain Amended and Restated Credit Agreement dated as of May 1, 2009 (such agreement, together with all amendments prior to the date of this Agreement, the “Existing Credit Agreement”).
     In connection with the Existing Credit Agreement, the Pledgors and the Administrative Agent executed that certain Pledge Agreement dated as of May 1, 2009 (such agreement, together with all amendments prior to the date of this Agreement, the “Existing Pledge Agreement”) to secure the obligations described therein.
     The Borrower, the Administrative Agent, and the lenders party thereto are now entering into that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as may be amended, restated, supplemented or modified from time to time, the “Credit Agreement”).
     It is a condition precedent to the effectiveness of the Credit Agreement that each Pledgor shall have executed and delivered this Agreement.
     It is the intention of the parties hereto to ratify and confirm the first priority security interest created by the Existing Pledge Agreement in the Collateral in favor of Secured Party for the benefit of Creditors securing the payment and performance of the Obligations.
AGREEMENT.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Creditors to make the Loans and issue Letters of Credit under the Credit Agreement and to extend other credit and financial accommodations under the Loan Documents, each Pledgor hereby agrees with Secured Party, for the benefit of Creditors, as follows:
ARTICLE I
DEFINITIONS
     1.1. Definitions. For purposes of this Agreement:
     “Acquisition Rights” means all right, title, and interest of each Pledgor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to each warrant, option,

subscription right, redemption right and other right (including any instrument or right convertible into an Equity Interest) to acquire any Equity Interest in any Person.
     “Collateral” means all (a) Collateral Records in respect of the Pledged Equity Interests, (b) Pledged Equity Interests, (c) General Intangibles arising out of the Pledged Equity Interests and (d) Proceeds of the foregoing.
     “Collateral Records” means books, records, ledger cards, certificates and similar items that at any time evidence or contain information that relates to the Collateral and are necessary or helpful in the collection thereof or realization thereupon.
     “Creditor” or “Creditors” means (a) Secured Party, (b) Administrative Agent, (c) Lenders, (d) the Letter of Credit Issuer, and (e) any Related Party to whom any indemnification obligation is owed by any Loan Party pursuant to any Loan Document.
     “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership interests or dividend or distribution interests associated with ownership in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership interests or dividend or distribution interests associated with ownership in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership interests or dividend or distribution interests associated with ownership in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership interests or dividend or distribution interests associated with ownership in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided, however, that JBO Stock shall not be considered Equity Interests.
     “General Intangible” means all right, title, and interest of each Pledgor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to a general intangible (as defined in the UCC).
     “Joinder” means a Pledge Agreement Joinder in substantially the form of Exhibit A.
     “Permitted Liens” means Liens permitted by Section 7.01 of the Credit Agreement.
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
     “Pledged Entity” means each of SAI Holdings, Inc., Penson Financial Services Inc., Penson Financial Services Canada Inc., GHP1, Inc., Penson Holdings, Inc., and each other Person whose Equity Interests shall be pledged pursuant to the Loan Documents.
     “Pledged Equity Interests” means all Acquisition Rights, Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests, in each case in a Pledged Entity; provided, however, notwithstanding anything herein to the contrary, the amount of Pledged Equity Interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding voting (as determined for purposes of Section 956(c) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder) Equity Interests of such Foreign Subsidiary; and provided further, that Pledged Equity Interests shall not include any Pledged Equity Interests that cannot be subject to a Lien (i) without violating any applicable law or regulations of any Governmental Authority having jurisdiction over the Pledged Entity or (ii) without the consent of any Governmental Authority having jurisdiction over the Pledged Entity, which consent has not been obtained.
     “Pledged LLC Interests” means, with respect to each Pledged Entity that is a limited liability company, all limited liability company interests in such Pledged Entity and the certificates, if any, representing such limited liability company interests and all dividends, distributions, cash, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged limited liability company interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding voting (as determined for purposes of Section 956(c) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder) limited liability company interests of such Foreign Subsidiary.
     “Pledged Partnership Interests” means, with respect to each Pledged Entity that is a partnership, all general partnership, limited partnership, limited liability partnership or other partnership interests in such Pledged Entity and the certificates, if any, representing such partnership interests and all dividends, distributions, cash, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged general partnership, limited partnership, limited liability partnership or other partnership interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding voting (as determined for purposes of Section 956(c) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder) general partnership, limited partnership, limited liability partnership or other partnership interests of such Foreign Subsidiary.
     “Pledged Stock” means, with respect to each Pledged Entity that is a corporation, all shares of capital stock in such Pledged Entity and the certificates, if any, representing such shares and all dividends, distributions, cash, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, notwithstanding anything herein to the contrary, the amount of pledged capital stock of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding voting (as determined for purposes of Section 956(c) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder) capital stock of such Foreign Subsidiary; and provided further, that notwithstanding anything in this Agreement or any other Loan Document to the contrary, JBO Stock shall not be considered Pledged Stock.
     “Pledged Trust Interests” means, with respect to each Pledged Entity that is a trust, all business trust or other trust interests in such Pledged Entity and the certificates, if any, representing such trust interests and all dividends, distributions, cash, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests; provided, however, notwithstanding anything herein to the contrary, the amount of pledged trust interests of any Foreign Subsidiary shall be limited to 65% of the issued and outstanding voting (as determined for purposes of Section 956(c) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder) trust interests of such Foreign Subsidiary.
     “Proceeds” means all right, title, and interest of each Pledgor (in each case whether now or hereafter existing, owned, arising, or acquired) in and to proceeds (as defined in the UCC), and (whether or not included in such definition), (a) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral, (b) whatever is collected on, or distributed on account of, the Collateral, (c) rights arising out of the Collateral, (d) proceeds of insurance, including insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to the Collateral, and (e) any and all other amounts from time to time paid or payable in respect of the Collateral.
     “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.
     “Release Date” means the date on which all of the conditions set forth in Section 9.10(a)(i) of the Credit Agreement (other than in respect of inchoate obligations) have been satisfied.
     “Schedule Effective Date” means, with respect to any Schedule to this Agreement, the effective date of such Schedule or any restatement of such Schedule, which effective date shall be stated on such Schedule or restatement and agreed to by Secured Party as provided in Section 4.10.
     “UCC” means Chapters 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of Texas or, where applicable as to specific items or types of Collateral, any other relevant state.
     1.2. Other Definitional Provisions. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined herein shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict).
     1.3. Construction. Unless otherwise expressly provided in this Agreement or the context requires otherwise, (a) the singular shall include the plural, and vice versa, (b) words of a gender include the other gender, (c) monetary references are to Dollars, (d) time references are to Central time, (e) references to the “Agreement” and to “Articles,” “Sections,” “Exhibits,” and “Schedules” are to this Agreement and to the Articles, Sections, Exhibits, and Schedules of and to this Agreement, together with all amendments and restatements thereto, (f) headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof, (g) references to any Person include that Person’s heirs, personal representatives, successors, trustees, receivers, and permitted assigns, that Person as a debtor-in possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets, (h) references to any Law include every amendment or restatement to it, rule and regulation adopted under it, and successor or replacement for it, (i) references to a particular Loan Document include each amendment or restatement to it made in accordance with the Credit Agreement and such Loan Document, and (j) the inclusion of Proceeds in the definition of “Collateral” shall not be deemed a consent by Secured Party or any other Creditor to any Disposition of any Collateral not otherwise specifically permitted by the terms of the Credit Agreement or this Agreement. This Agreement is a Loan Document.
ARTICLE II
GRANT OF SECURITY INTEREST
     2.1. Assignment and Grant of Security Interest. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby pledges and grants to Secured Party, for the benefit of Creditors, a security interest in the entire right, title, and interest of such Pledgor in and to all Collateral, whether now or hereafter existing, owned, arising or acquired; provided, however, that Collateral shall not include any Collateral that cannot be subject to a Lien (i) without violating any applicable law or regulations of any Governmental Authority having jurisdiction over the Pledged Entity or (ii) without the consent of any Governmental Authority having jurisdiction over the Pledged Entity, which consent has not been obtained; provided further, however, that to the extent that the grant of a Lien on such Collateral would no longer violate any applicable law or regulations of any Governmental Authority or require the consent of any Governmental Authority, such Collateral shall automatically become Collateral hereunder, and such Lien shall be deemed to be automatically granted. Notwithstanding the foregoing, in no event shall any Broker Dealer Subsidiary be required to be a pledgor hereunder or a Guarantor.
     2.2. Pledgors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable with respect to and under all Collateral, (b) the exercise by Secured Party or any other Creditor of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations with respect to or under any Collateral or under this Agreement, and (c) neither Secured Party nor any other Creditor shall have any obligation or liability with respect to or under any Collateral by reason of this Agreement, nor shall Secured Party or any other Creditor be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned or in which a security interest is granted hereunder.
     2.3. Delivery of Security and Instrument Collateral. All certificates, if any, or instruments constituting or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by undated and duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. If an Event of Default exists and is continuing, Secured Party has the right to transfer to or to register in the name of Secured Party or any of its nominees any or all of such Collateral. Secured Party shall endeavor to provide each Pledgor with notice of such transfer and registration; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Creditor. In addition, Secured Party has the right, if Secured Party reasonably determines that the exercise of such right is necessary to protect its rights, at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     2.4. Future Advances. Each Pledgor acknowledges that the Loan Documents provide for future advances and financial accommodations and this Agreement secures performance of such future advances and financial accommodations.
     2.5. Maximum Liability. Anything in this Agreement to the contrary notwithstanding, the obligations of each Pledgor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable Law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Pledgor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Pledgor in respect of intercompany indebtedness to other Loan Parties or Affiliates of other Loan Parties to the extent that such indebtedness would be discharged in an amount equal to the amount paid or property conveyed by such Pledgor under the Loan Documents) and after giving effect as assets, subject to Section 6.1, to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Pledgor pursuant to (a) applicable Law or (b) any agreement providing for an equitable allocation among such Pledgor and other Loan Parties of obligations arising under the Loan Documents.
     2.6. Regulatory Restrictions. Secured Party and each Creditor recognizes and acknowledges that the Collateral includes Pledged Equity Interests in Broker Dealer Subsidiaries of Borrower and that (i) the disposition or transfer of such Pledged Equity Interests, (ii) any direct or indirect change of control of any Broker Dealer Subsidiary , (iii) any direct or indirect exercise of management control or other control over any Broker Dealer Subsidiary, and (iv) payment of dividends and distributions by any Broker Dealer Subsidiary is subject to regulatory restrictions (including the need to obtain the consent or approval of applicable self regulatory authorities and other applicable regulatory authorities) and that the creation of the pledge in such Pledged Equity Interests may require notification to applicable regulatory authorities. For the avoidance of doubt, Secured Party and each Creditor recognize and agree that the representations and warranties and covenants in this Agreement or the other Loan Documents shall not be breached solely by reason of the existence of regulatory restrictions, or requirements for obtaining consent or approval from regulatory authorities solely in respect of the enforcement of any rights and remedies under the Loan Documents or the enforcement of any pledge of the securities of or exercise of rights over any Broker Dealer Subsidiary. Without limiting the foregoing, Secured Party and each Creditor acknowledge and agree that in respect of Penson Financial Services Canada Inc., the Investment Industry Regulatory Organization of Canada, the Montreal Exchange, the Toronto Stock Exchange, the TSX Venture Exchange and/or any other applicable governmental, regulatory or self-regulatory agency or body having jurisdiction over Penson Financial Services Canada Inc., and/or each of their respective successor organizations shall each be considered an applicable self regulatory authorities.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1. Representations and Warranties. Each Pledgor represents and warrants to Secured Party and each Creditor with respect to itself and its Collateral that:
     (a) This Agreement and the grant of the security interest pursuant to this Agreement in the Collateral create a valid security interest in favor of Secured Party, for the benefit of Creditors, in the Collateral, securing the payment and performance of the Obligations, and upon the (i) filing of UCC-1 financing statements for such Pledgor, in the form delivered by such Pledgor to Secured Party on or prior to the date of this Agreement and in the filing offices listed on Schedule 1, Section (h), and (ii) delivery to and continuing possession by Secured Party of all certificates evidencing the Pledged Equity Interests (together with undated stock powers executed in blank), if any, shall constitute a valid, first priority, perfected security interest in the Collateral subject to no other Lien (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest and such priority have been duly taken (or will be taken upon such Pledgor obtaining rights in Collateral after the date hereof).
     (b) The execution, delivery and performance by such Pledgor of this Agreement have been duly authorized by all necessary organizational action, and do not and will not (i) contravene the terms of any of such Pledgor’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Pledgor is a party or affecting such Pledgor or the properties of such Pledgor or any of its Subsidiaries (other than the Lien created by this Agreement), or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Pledgor or its property is subject; or (C) violate any Law.
     (c) This Agreement has been duly executed and delivered by such Pledgor. This Agreement constitutes a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, subject as to enforcement of remedies to any Bankruptcy Laws and to general equitable principles.
     (d) Such Pledgor owns all of the Collateral free and clear of any Lien, except for Permitted Liens and as set forth in Section 2.6. Such Pledgor has not granted a security interest or other Lien in or made an assignment of any of the Collateral except for the security interest and Lien granted by this Agreement and except for Permitted Liens. Such Pledgor has neither entered into nor is it or any of its property subject to any agreement limiting the ability of such Pledgor to grant a Lien in any of the Collateral, or the ability of such Pledgor to agree to grant or not grant a Lien in any of the Collateral, except for the 2017 Notes Offering Documents and the Seller Notes. None of the Collateral is subject to any agreement of repurchase, or subject to any dispute or counterclaim. No effective financing statement or other similar effective document used to perfect a Lien under the Laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed pursuant to this Agreement or another Loan Document or filed in respect of Permitted Liens. No control agreement in favor of anyone other than Secured Party exists with respect to any Collateral, except in respect of Permitted Liens.

     (e) All of the Pledged Equity Interests have been duly and validly issued, and the Pledged Equity Interests (other than any general partner interest, if any), are fully paid and nonassessable. None of the Pledged Equity Interests were issued in violation of the preemptive rights of any Person or any agreement to which such Pledgor or the issuer thereof is a party or the Pledged Equity Interest is subject. All Pledged Equity Interests that are certificated, if any, have been delivered and pledged to Secured Party duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. There are no Pledged Equity Interests other than that represented by certificated securities in the possession of Secured Party. The Pledged Equity Interests include (i) the percentage set forth on Schedule 3 of the issued and outstanding Equity Interests of each entity in which such Pledgor owns a direct interest and which entity is not a Foreign Subsidiary, and (ii) 65% of the issued and outstanding Equity Interests of each first-tier Foreign Subsidiary, if any, of such Pledgor. There are no restrictions (which have not been effectively waived by all necessary Persons) in any Organization Document governing any Pledged Equity Interest or any other document related thereto which would limit or restrict (i) the grant of a Lien in the Pledged Equity Interests, (ii) the perfection of such Lien, (iii) subject to Section 2.6, the exercise of remedies in respect of such perfected Lien in the Pledged Equity Interests as contemplated by this Agreement or (iv) subject to Section 2.6, the admission of any transferee of the Collateral as a shareholder, member, partner or equity holder of the issuer of such Collateral. Such Pledgor has delivered to Secured Party complete and correct copies of all Organization Documents for each issuer of Collateral. Except as set forth on Schedule 3, the Organization Documents of each issuer which is a partnership or limited liability company do not provide that any interest in such issuer is a security governed by Article 8 of the UCC and no Equity Interest of such issuer is evidenced by a certificate or other instrument. Subject to Section 2.6, upon the exercise of remedies in respect of Pledged Equity Interests, a transferee or assignee of any such capital stock, partnership interest or membership interest, as the case may be, of such corporation, partnership or limited liability company, as the case may be, shall become a shareholder, partner or member, as the case may be, of such corporation, partnership or limited liability company, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Pledgor in such issuer, such Pledgor shall cease to be a shareholder, partner or member, as the case may be of such issuer.
     (f) As of the Closing Date:
          (i) Schedule 1, Section (a) states the exact name of such Pledgor, as such name appears in its currently effective Organization Documents as filed with the appropriate authority of the jurisdiction of such Pledgor’s organization.
          (ii) Schedule 1, Section (b) states the jurisdiction of organization of such Pledgor.
          (iii) Such Pledgor is not organized in more than one jurisdiction.
          (iv) Schedule 1, Section (c) sets forth the current type of entity of such Pledgor.

          (v) Schedule 1, Section (d) states each other entity type, jurisdiction of organization and name such Pledgor has had in the past five years, together with the date of the relevant change.
          (vi) Schedule 1, Section (d), such Pledgor has not changed its identity or type of entity, jurisdiction of organization or name in any way within the past five years (changes in identity or type of entity include mergers, consolidations, and any change in the form or jurisdiction of organization).
          (vii) Schedule 1, Section (e) states all other business names (including DBAs) under which Pledgor has registered to conduct its business at any time during the past five years.
          (viii) Schedule 1, Section (f) states the Federal Taxpayer Identification Number (if any) of such Pledgor.
          (ix) Schedule 1, Section (g) states the corporate or other organizational number of such Pledgor issued by such Pledgor’s jurisdiction of organization (or “N/A” if such jurisdiction does not issue an organizational number for such Pledgor’s entity type).
     (g) As of the Closing Date, the chief executive office of such Pledgor is located at the address stated on Schedule 2, Section (a). Except as noted in Schedule 2, Section (a), the chief executive office of such Pledgor has not been located at any other address during the past five years.
     (h) As of the Closing Date:
          (i) Schedule 3 contains a complete and correct description of each certificate or other instrument included in or evidencing Collateral.
          (iii) Schedule 3 is a complete and correct list of the exact name of each issuer of all Pledged Equity Interests described on Schedule 3, its jurisdiction of organization, and the authorized, issued and outstanding Equity Interests of such issuer.
          (iv) Such Pledgor’s interest in each such issuer is as stated on Schedule 3.
     (i) Other than those already obtained prior to the date hereof, no consent of any other Person and no authorization, approval or other action by, and no notice to or filing (other than filings required by the UCC) with, any Governmental Authority is required (i) for the pledge by such Pledgor of the Collateral pledged by it hereunder, for the grant by such Pledgor of the security interest granted hereby, or for the execution, delivery, or performance of this Agreement by such Pledgor, (ii) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the first priority nature of such pledge, assignment, and security interest) or (iii) subject to Section 2.6, for the enforcement of remedies by Secured Party or any other Creditor.

     (j) This Agreement may reasonably be expected to benefit, directly or indirectly, such Pledgor, and the board of directors of such Pledgor, the requisite number of its partners, the requisite number of its members or the requisite number of the appropriate governance body or equity holders, as appropriate, have determined that this Agreement may reasonably be expected to benefit, directly or indirectly, such Pledgor. Such Pledgor is familiar with, and has independently reviewed the books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Obligations; provided, however, such Pledgor is not relying on such financial condition or collateral as an inducement to enter into this Agreement.
     (k) All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof and any update of any Schedule. Such representations and warranties have been or will be relied upon by Secured Party and each Creditor, regardless of any investigation made by Secured Party or any Creditor or on their behalf and notwithstanding that Secured Party or any Creditor may have had notice or knowledge of any Default at the time of any credit extension, and shall continue in full force and survive the Release Date. Nothing herein shall be deemed to make any representation or warranties continuous, except as expressly set forth in the Loan Documents.
ARTICLE IV
COVENANTS
     4.1. Further Assurances.
     (a) Each Pledgor will, from time to time and at such Pledgor’s expense, promptly execute and deliver all further instruments and documents (including the delivery of certificated securities, if any, and supplements to all schedules), authenticate, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as Secured Party may reasonably request, in order to perfect and preserve the pledge, and security interest granted or purported to be granted hereby, and take all further action that Secured Party may reasonably request, in order to perfect and protect any pledge, or security interest granted or purported to be granted hereby, and the priority thereof or, after and during the continuation of an Event of Default, to enable Secured Party to exercise and enforce Secured Party’s and other Creditors’ rights and remedies hereunder with respect to any Collateral.
     (b) In addition to such other information as shall be specifically provided for herein, each Pledgor shall furnish to Secured Party such other information with respect to such Pledgor and the Collateral as Secured Party may reasonably request.
     (c) Each Pledgor authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the authentication of any Pledgor where permitted by Law and that contain any other information required by UCC Article 9 of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement, continuation or amendment, including whether such Pledgor is an organization, the type of organization, and any organization identification number issued to such Pledgor. Each Pledgor agrees to furnish any such information to Secured Party promptly upon request. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law. Each Pledgor ratifies its authentication, execution and delivery of, and the filing of, any financing statement or amendment thereto describing any of the Collateral which was filed prior to the date of this Agreement.
     (d) Each Pledgor will not, and will not permit any Person to, revise, modify, amend or restate the Organization Documents of any issuer of Pledged Equity Interests in a manner that adversely affects the security interest of the Secured Party therein (except as permitted by the Loan Documents), or terminate, cancel, or dissolve any such Person (except as permitted by the Loan Documents).
     4.2. Place of Perfection. No Pledgor shall change the jurisdiction of its organization from the jurisdiction specified in Schedule 1, Section (b), its type of entity from the type of entity specified in Schedule 1, Section (c), its name from the name specified in Schedule 1, Section (a), or its organizational identification number from the organizational number specified in Schedule 1, Section (g), unless such Pledgor has delivered to Secured Party 30 days prior written notice (unless Secured Party has agreed in writing to a shorter period) and taken such actions as Secured Party may reasonably require with respect to such change. Each Pledgor shall keep its chief executive office at the address specified in Schedule 2, Section (a), unless such Pledgor has delivered to Secured Party 30 days prior written notice (unless Secured Party has agreed in writing to a shorter period) and taken such actions as Secured Party may reasonably require with respect to such change.
     4.3. Rights to Dividends and Distributions. With respect to any certificates constituting a part of the Collateral, Secured Party shall have authority if an Event of Default exists and is continuing, but subject to Section 2.6, either to have the same registered in Secured Party’s name or in the name of a nominee, and, with or without such registration, to demand of the issuer thereof, and to receive and receipt for, any and all dividends and distributions (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. Secured Party shall endeavor to provide each Pledgor with notice of any such action by Secured Party pursuant to the preceding sentence; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Creditor. If a Pledgor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a dividend or a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights evidencing any of the Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, such Pledgor agrees to accept the same as Secured Party’s agent and to hold the same in trust on behalf of and for the benefit of Secured Party, and to deliver the same immediately to Secured Party in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Secured Party, subject to the terms hereof, as Collateral. Unless an Event of Default exists and is continuing and Secured Party has commenced enforcement hereof, but subject to Section 2.6, or will result therefrom and subject to the other Loan Documents, each Pledgor shall be entitled to receive all cash dividends and distributions not representing a return of capital or liquidating dividend paid or distributed with respect to the Pledged Equity Interests, other than dividends or distributions or interests payable in Equity

Interests of the issuer of such Pledged Equity Interest (which, if evidenced by certificated securities, shall be delivered to Secured Party as set forth in the immediately preceding sentence, whether or not an Event of Default exists and is continuing). Secured Party shall be entitled to all dividends and distributions, and to any sums paid upon or in respect of any Collateral, upon the liquidation or dissolution of the issuer thereof which shall be paid to Secured Party to be held by it as additional collateral security for and application to the Obligations as provided in the other Loan Documents. All dividends, distributions and Proceeds paid or distributed in respect of the Collateral which are received by any Pledgor in violation of this Agreement shall, until paid or delivered to Secured Party, be held by such Pledgor in trust as additional Collateral for the Obligations.
     4.4. Right of Secured Party to Notify Issuers. If an Event of Default exists and is continuing, and at such other times as Secured Party is entitled to receive dividends, distributions and other property in respect of or consisting of any Collateral which is or represents an Equity Interest, but subject to Section 2.6, Secured Party may notify issuers of such Equity Interest to make payments of all dividends and distributions directly to Secured Party and Secured Party may take control of all Proceeds of any Equity Interests. Until Secured Party elects to exercise such rights to receive dividends and distributions, but subject to Section 2.6, each Pledgor, as agent of Secured Party, shall collect, segregate and hold in trust all dividends and other amounts paid or distributed with respect to Equity Interests.
     4.5. Transfers and Other Liens. Except as permitted by the Loan Documents, no Pledgor shall (a) sell, assign (by operation of Law or otherwise) or otherwise Dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien, option, or other charge or encumbrance upon or with respect to any of the Collateral.
     4.6. Secured Party Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints Secured Party such Pledgor’s attorney-in-fact (exercisable if an Event of Default exists and is continuing and Secured Party has commenced enforcement hereof, but subject to Section 2.6), with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (provided, Secured Party shall not have any duty to take any such action or execute any instrument):
     (a) to ask, demand, collect, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;
     (b) to receive, indorse, and collect any drafts or other instruments, documents, and chattel paper, in connection therewith; and
     (c) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Secured Party with respect to any of the Collateral.

     EACH PLEDGOR HEREBY IRREVOCABLY GRANTS TO SECURED PARTY SUCH PLEDGOR’S PROXY (EXERCISABLE IF AN EVENT OF DEFAULT EXISTS) AND IS CONTINUING AND SECURED PARTY HAS COMMENCED ENFORCEMENT HEREOF TO VOTE ANY SECURITIES INCLUDED IN COLLATERAL (INCLUDING ANY PLEDGED EQUITY INTEREST) AND APPOINTS SECURED PARTY SUCH PLEDGOR’S ATTORNEY-IN-FACT (EXERCISABLE IF AN EVENT OF DEFAULT EXISTS AND IS CONTINUING AND SECURED PARTY HAS COMMENCED ENFORCEMENT HEREOF) TO PERFORM ALL OBLIGATIONS OF SUCH PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF SECURED PARTY’S AND EACH OTHER CREDITOR’S RIGHTS HEREUNDER. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE BEFORE THE RELEASE DATE.
     Secured Party shall endeavor to provide each Pledgor with notice of any action by Secured Party pursuant to this Section 4.6; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Creditor.
     4.7. Dilution of Ownership. As to any Pledged Equity Interests, no Pledgor will consent to or approve of the issuance of (a) any additional shares or units of any class of Equity Interests of such issuer (unless promptly upon issuance additional Equity Interests are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities or other Equity Interest as Secured Party had before such issuance), (b) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities or other Equity Interests, or (c) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities or other Equity Interests.
     4.8. Waiver. To the extent not prohibited by applicable Laws and subject to Section 2.6, each Pledgor agrees that any provision of any Organization Document of any issuer of any Collateral, any applicable Law, any certificate or instrument evidencing Collateral or any other governance document that in any manner restricts, prohibits or provides conditions to (a) the grant of a Lien on any interest in such issuer or any other Collateral, (b) any transfer of any interest in such issuer or any other Collateral, (c) any change in management or control of such issuer or any other Collateral, (d) the admission of any transferee of any Collateral as a shareholder, member, partner or other equity holder of the issuer of such Collateral, or (e) any other exercise by Secured Party or any other Creditor of any rights pursuant to this Agreement, any other Loan Document, or Law shall not apply to (i) the grant of any Lien hereunder, (ii) the execution, delivery and performance of this Agreement by such Pledgor, (iii) the foreclosure or other realization upon any interest in any Collateral, or (iv) the exercise of rights with respect to such Collateral, including the right to participate in the management of such issuer. Furthermore, to the extent not prohibited by applicable Laws or required by the rules or regulations of any regulatory authority and subject to Section 2.6, no Pledgor will permit any amendment to or restatement of any Organization Document or any other governance document or enter into or permit to exist any agreement that in any manner adversely affects Secured

Party’s ability to foreclose on any Collateral or which conflicts with the provisions of this Section 4.8 without the prior written consent of Secured Party.
     4.9. Restrictions on Securities. To the extent not prohibited by applicable Laws or required by the rules or regulations of any regulatory authority and subject to Section 2.6, no issuer of any Pledged Equity Interests which is either a partnership or limited liability company shall amend or restate its Organization Documents (if its Organization Documents do not provide that any Equity Interest of such issuer is a security governed by Article 8 of the UCC or that any Equity Interest of such issuer is evidenced by a certificate or other instrument) to provide that any Equity Interest of such issuer is a security governed by Article 8 of the UCC or permit any Equity Interest of such issuer to be evidenced by a certificate or other instrument. Subject to Section 2.6, no certificate or other instrument evidencing or constituting any Pledged Equity Interest shall contain any restriction on transfer or other legend not reasonably acceptable to Secured Party. With respect to each certificate that contains any such legend that is not reasonably acceptable to Secured Party, each Pledgor shall cause the issuer of each such certificate to issue one or more certificates in a form reasonably acceptable to Secured Party.
     4.10. Changes to Representations, Schedules. Not later than 30 days after the last day of each fiscal quarter of a Pledgor during which any material information disclosed on any Schedule to this Agreement changed and at such other times as required by this Agreement, each such Pledgor shall deliver to Secured Party an updated Schedule (which updates shall restate (and not supplement) such Schedule in its entirety); provided, the delivery of any updated Schedule shall not be deemed a waiver of any (i) obligation of such Pledgor under any Loan Document, or (ii) representation or warranty of such Pledgor with respect to a Schedule during the period such Schedule was effective. Each Pledgor shall promptly notify Secured Party of any change in any representation herein and any information on any Schedule hereto if such change could reasonably be expected to have a Material Adverse Effect.
ARTICLE V
RIGHTS AND POWERS OF SECURED PARTY
     5.1. Secured Party May Perform. If any Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by such Pledgor under Section 5.8. Secured Party shall endeavor to provide such Pledgor with notice of any action by Secured Party pursuant to the preceding sentence; provided, any failure to provide any such notice shall not impair any right or action of Secured Party or any Creditor.
     5.2. Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s and Creditors’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by Secured Party and Creditors hereunder, neither Secured Party nor any other Creditor shall have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party or any other Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such

Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as provided in this Section 5.2, neither Secured Party nor any other Creditor shall have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Secured Party or any other Creditor, and neither Secured Party nor any other Creditor shall be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify any Pledgor of any decline in the value of any Collateral. This Section 5.2 shall survive the termination of this Agreement, and any satisfaction and discharge of any Pledgor by virtue of any payment, court order, or Law.
     5.3. Events of Default. The existence of an Event of Default shall be an Event of Default under this Agreement.
     5.4. Remedies. If an Event of Default exists and is continuing:
     (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it or any other Creditor pursuant to any applicable Laws, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may require each Pledgor to, and each Pledgor will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties for public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by Law, ten days’ notice to each Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) All proceeds received by Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as set forth in the Loan Documents.
     (c) Upon the written request of Secured Party, all payments received by each Pledgor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Pledgor, and shall be forthwith paid or delivered over to Secured Party in the same form as so received (with any necessary endorsement) for application to the Obligations.
     (d) Because of the Securities Act of 1933, as amended (“Securities Act”), and other Laws, including without limitation state “blue sky” Laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting Secured Party in any attempts to Dispose of the Collateral and the enforcement of rights under this Agreement. For these reasons, Secured Party is authorized by each Pledgor, but not obligated, if any Event of Default exists and is continuing, to sell or otherwise Dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or any other Law. Secured Party is also hereby authorized by each Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Secured Party may deem required or appropriate under the Securities Act or other securities Laws or other Laws or contractual restrictions or agreements in the event of a sale or disposition of any Collateral. Each Pledgor understands that Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and/or sold in the open market. No sale so made in good faith by Secured Party shall be deemed to be not “commercially reasonable” because so made. Each Pledgor agrees that if an Event of Default exists and is continuing, and Secured Party sells the Collateral or any portion thereof at any private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Secured Party, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of fraud or gross negligence, such reliance shall be conclusive evidence that Secured Party and the other Creditors handled such matter in a commercially reasonable manner under applicable Law. To the extent required by applicable Law, Secured Party shall provide notice to each Pledgor of an action taken by Secured Party pursuant to this Section 5.4(d).
     5.5. Appointment of Receiver or Trustee. In connection with the exercise of Secured Party’s rights under this Agreement or any other Loan Document, Secured Party may, if an Event of Default exists and is continuing, obtain the appointment of a receiver or trustee to assume, upon receipt of any necessary judicial or other Governmental Authority consents or approvals, control of or ownership of any Collateral. Such receiver or trustee shall have all rights and powers provided to it by Law or by court order or provided to Secured Party under this Agreement or any other Loan Document. Upon the appointment of such trustee or receiver, each Pledgor shall cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution, and filing of an application to any Governmental Authority or for consent to the transfer of control or assignment of such Collateral to the receiver or trustee. To the extent required by applicable Law, Secured Party shall provide to such Pledgor notice of the request for or appointment of such receiver or trustee.
     5.6. Further Approvals Required.
     (a) In connection with the exercise by Secured Party of rights under this Agreement that affects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral. Each Pledgor shall execute, deliver, and file, and hereby appoints (to the extent not prohibited by applicable Law) Secured Party as its attorney (exercisable if an Event of Default exists and is continuing, but subject to Section 2.6), to execute, deliver, and file on such Pledgor’s behalf and in such Pledgor’s name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party’s reasonable opinion, to obtain such consents or approvals. Secured Party shall endeavor to provide such Pledgor with a copy of each such document executed, delivered or filed by Secured Party; provided, any failure to provide any such copy shall not impair any right or action of Secured Party or any Creditor. Each Pledgor acknowledges that there is no adequate remedy at Law for failure by it to comply with the provisions of this Section 5.6 and that such failure would not be adequately compensable in damages, and therefore agrees that this Section 5.6 may be specifically enforced.
     5.7. INDEMNITY AND EXPENSES.
     (a) EACH PLEDGOR WILL UPON DEMAND PAY TO SECURED PARTY THE AMOUNT OF ANY AND ALL REASONABLE EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY MAY INCUR IN CONNECTION WITH (I) THE CUSTODY, PRESERVATION, USE OR OPERATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE COLLATERAL, (II) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF SECURED PARTY HEREUNDER, OR (III) THE FAILURE BY SUCH PLEDGOR TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF.
     (b) EACH PLEDGOR WILL UPON DEMAND PAY TO SECURED PARTY THE AMOUNT OF ANY AND ALL REASONABLE EXPENSES, INCLUDING THE REASONABLE FEES AND EXPENSES OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH SECURED PARTY OR SUCH CREDITOR MAY INCUR IN CONNECTION WITH THE ADMINISTRATION OF THIS AGREEMENT.
     (c) EACH PLEDGOR SHALL INDEMNIFY SECURED PARTY (AND ANY AGENT THEREOF), EACH CREDITOR, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY SUCH PLEDGOR OR ANY OTHER LOAN PARTY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ADMINISTRATION OF THIS AGREEMENT, (II) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY SUCH PLEDGOR OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO SUCH PLEDGOR OR ANY OF ITS SUBSIDIARIES, OR (III) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY SUCH PLEDGOR OR ANY OTHER LOAN PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE,

CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (Y) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR (Z) RESULT FROM A CLAIM BROUGHT BY SUCH PLEDGOR OR ANY OTHER LOAN PARTY AGAINST AN INDEMNITEE FOR BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER, IF SUCH PLEDGOR OR SUCH LOAN PARTY HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION. THIS SECTION 5.7 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF ANY PLEDGOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.
ARTICLE VI
MISCELLANEOUS
     6.1. Waiver of Subrogation. Until the Release Date, no Pledgor shall assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or Liens of Secured Party, any other Creditor or any Person acting for the benefit of Secured Party or any other Creditor against any other Loan Party or any Collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against any other Loan Party on all or any part of the Obligations or any other Loan Party, in each case arising out of the enforcement of this Agreement. This Section 6.1 shall survive the termination of this Agreement, and any satisfaction and discharge of each Pledgor by virtue of any payment, court order, or Law.
     6.2. Cumulative Rights. All rights of Secured Party and each other Creditor under the Loan Documents are cumulative of each other and of every other right which Secured Party and each other Creditor may otherwise have at Law or in equity or under any other agreement. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.
     6.3. Amendments; Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor, shall be effective unless in writing signed by the Secured Party and each Pledgor, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of Secured Party or any Creditor under this Agreement or applicable Laws, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of Secured Party or any Creditor under this Agreement or applicable Laws.
     6.4. Continuing Security Interest; Release. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Release Date, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party and its successors, transferees and assigns. Upon the occurrence of the Release Date, this Agreement and all obligations (other than those expressly stated to survive such termination) of Secured Party and each Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the granting parties and Secured Party will, at each Pledgor’s expense, execute and deliver to each Pledgor such documents (including without limitation UCC termination statements) as such Pledgor shall reasonably request to evidence such termination and shall deliver to such Pledgor any Collateral held by Secured Party hereunder. If any of the Collateral is Disposed of in a transaction permitted by the Credit Agreement, Secured Party will, at such Pledgor’s expense, authenticate and file any amendments to filings made pursuant to the UCC and execute and deliver to such Pledgor such other documents as such Pledgor may reasonably request to evidence such release of such Collateral from the Lien of this Agreement and shall deliver to such Pledgor any such Collateral held by Secured Party hereunder. Each Pledgor agrees that to the extent that Secured Party or any other Creditor receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other Person under any Bankruptcy Law, common law or equitable cause, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Secured Party or any other Creditor, to the extent that Secured Party or any other Creditor did not directly receive a corresponding cash payment, shall be added to and be additional Obligations payable upon demand by Secured Party or any other Creditor and secured hereby, and, if the Lien and security interest, any power of attorney, proxy or license hereof shall have been released, such Lien and security interest, power of attorney, proxy and license shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such Lien or security interest, power of attorney, proxy or license had ever occurred. This Section 6.4 shall survive the termination of this Agreement, and any satisfaction and discharge of each Pledgor by virtue of any payment, court order, or Law.
     6.5. GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
     (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN TEXAS; PROVIDED, THAT SECURED PARTY AND EACH CREDITOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
     (b) EACH PLEDGOR, SECURED PARTY AND EACH CREDITOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT

OF ANY JUDGMENT, AND EACH PLEDGOR, SECURED PARTY AND EACH CREDITOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PLEDGOR, SECURED PARTY AND EACH CREDITOR, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT SECURED PARTY OR ANY CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF OR ANY JURISDICTION.
     (c) EACH PLEDGOR, SECURED PARTY AND EACH CREDITOR, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 6.5(b). EACH PLEDGOR, SECURED PARTY AND EACH CREDITOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. THIS SECTION 6.5 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF EACH PLEDGOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.
     6.6. Waiver of Right to Trial by Jury. EACH PLEDGOR, SECURED PARTY AND EACH CREDITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PLEDGOR, SECURED PARTY AND EACH CREDITOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS SECTION 6.6 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF EACH PLEDGOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.
     6.7. Secured Party’s Right to Use Agents. Secured Party may exercise its rights under this Agreement through an agent or other designee.

     6.8. No Interference, Compensation or Expense. Secured Party may exercise its rights under this Agreement (a) without resistance or interference by any Pledgor and (b) without payment of any rent, license fee, or compensation of any kind to any Pledgor.
     6.9. Waivers of Rights Inhibiting Enforcement. Each Pledgor waives (a) any claim that, as to any part of the Collateral, a private sale, should Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT SUCH PLEDGOR WOULD OTHERWISE HAVE UNDER ANY LAW AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY’S OR CREDITORS’ RIGHTS HEREUNDER and (c) all rights of redemption, appraisement or valuation.
     6.10. Obligations Not Affected. To the fullest extent not prohibited by applicable Laws, the obligations of each Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:
     (a) any amendment, addition, or supplement to, or restatement of any Loan Document or any instrument delivered in connection therewith or any assignment or transfer thereof;
     (b) any exercise, non-exercise, or waiver by Secured Party or any other Creditor of any right, remedy, power, or privilege under or in respect of, or any release of any guaranty, any collateral, or the Collateral or any part thereof provided pursuant to, this Agreement, or any Loan Document;
     (c) any waiver, consent, extension, indulgence, or other action or inaction in respect of this Agreement, any other Loan Document, or any assignment or transfer of any thereof;
     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like of any Loan Party or any other Person, whether or not any Pledgor shall have notice or knowledge of any of the foregoing; or
     (e) any other event which may give a Pledgor or any other Loan Party a defense to, or a discharge of, any of its obligations under any Loan Document.
     6.11. Notices and Deliveries. All notices and other communications provided for herein shall be effectuated in the manner provided for in the Credit Agreement; provided, that notices to each Pledgor shall be addressed to such Pledgor’s address in Schedule 2.
     6.12. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     6.13. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, as to each Pledgor, all Persons who may become bound as a Pledgor or a new Pledgor to this Agreement); provided, no Pledgor may assign any of its rights or obligations under this Agreement.
     6.14. Additional Pledgors. Any Person who was not a “Pledgor” under this Agreement at the time of initial execution hereof shall become a “Pledgor” hereunder if required pursuant to the terms of the Loan Documents by executing and delivering to Secured Party a Joinder. Such Person shall also deliver such items to Secured Party in connection with the execution of such Joinder as required by the terms of the Loan Documents and this Agreement. Any such Person shall thereafter be deemed a “Pledgor” for all purposes under this Agreement.
     6.15. Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
     6.16. Amendment and Restatement. This Agreement is an amendment and restatement of, but not a release or novation of, the Existing Pledge Agreement. Each Pledgor affirms its grant of a security interest, pledge and assignment in the Existing Pledge Agreement and agrees that the Liens created by the Existing Pledge Agreement in the Collateral shall remain valid, binding, and enforceable Liens in favor of Secured Party for the benefit of each Creditor, but shall hereafter be governed by this Agreement that amends and restates the Existing Pledge Agreement in its entirety. This Agreement is not intended as, and shall not be construed as, a release or novation of any Lien granted or any obligation of any Pledgor pursuant to the Existing Pledge Agreement.
     6.17. 2017 Pledge Agreement. The Secured Party and the other Creditors acknowledge that in connection with the 2017 Notes Offering, the Borrower and the other Pledgors have entered into the 2017 Pledge Agreement which provides for a second priority lien in the Collateral and, subject to the Intercreditor Agreement, provides the secured parties under the 2017 Pledge Agreement with rights substantially equivalent to those in this Agreement. The Secured Party and the other Creditors acknowledge that the granting of such rights and performance by the Pledgors of their obligations in respect of the exercise of such rights by the secured parties under the 2017 Pledge Agreement will not of itself constitute a breach of this Agreement.
     6.18. ENTIRE AGREEMENT. THIS AGREEMENT AND EACH RELATED AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
The Remainder of This Page Is Intentionally Left Blank.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

PLEDGORS: PENSON WORLDWIDE, INC.
By:	/s/ Daniel P. Son
	Name:	Daniel P. Son
	Title:	President

SAI HOLDINGS, INC.
By:	/s/ Daniel P. Son
	Name:	Daniel P. Son
	Title:	President

PENSON HOLDINGS, INC.
By:	/s/ Daniel P. Son
	Name:	Daniel P. Son
	Title:	Vice Chairman

Amended and Restated Pledge Agreement Signature Page

SECURED PARTY: REGIONS BANK, as Secured Party and Administrative Agent
By:	/s/ Robin Ingari
	Name:	Robin Ingari
	Title:	Sr. Vice President

Amended and Restated Pledge Agreement Signature Page

SCHEDULE 1
ORGANIZATION AND NAMES
Penson Worldwide, Inc.
(a)	Name: Penson Worldwide, Inc.

(b)	Jurisdiction of organization: Delaware

(c)	Entity type: Corporation

(d)	Changes in jurisdiction of organization, name or entity type in the 5 years prior to the Closing Date: None.

(e)	Other names: None.

(f)	Federal Taxpayer Identification Number: 75-2896356

(g)	Charter No.: 3281693

(h)	UCC Filing Office: Delaware
SAI Holdings, Inc.
(a)	Name: SAI Holdings, Inc.

(b)	Jurisdiction of organization: Texas

(c)	Entity type: Corporation

(d)	Changes in jurisdiction of organization, name or entity type in the 5 years prior to the Closing Date: None.

(e)	Other names: None.

(f)	Federal Taxpayer Identification Number: 74-2763657

(g)	Filing No.: 137703200

(h)	UCC Filing Office: Texas

Penson Holdings, Inc.
(a)	Name: Penson Holdings, Inc.

(b)	Jurisdiction of organization: Delaware

(c)	Entity type: Corporation

(d)	Changes in jurisdiction of organization, name or entity type in the 5 years prior to the Closing Date: None.

(e)	Other names: None.

(f)	Federal Taxpayer Identification Number: 75-2944821

(g)	Charter No.: 3200526

(h)	UCC Filing Office: Delaware

SCHEDULE 2
ADDRESSES
(a) Chief Executive Office for each Pledgor for the past 5 years:

Name	Address	County
Penson Worldwide, Inc.	1700 Pacific Avenue, Suite 1400 Dallas, TX 75201	Dallas

SAI Holdings, Inc.	1700 Pacific Avenue, Suite 1400 Dallas, TX 75201	Dallas

Penson Holdings, Inc.	1700 Pacific Avenue, Suite 1400 Dallas, TX 75201	Dallas

SCHEDULE 3
EQUITY INTERESTS
Penson Worldwide, Inc.
Equity Interests

		Shares	Shares Issued
Company Name	Jurisdiction	Authorized	and Outstanding	Ownership Interest	Interest Pledged
SAI Holdings, Inc.	Texas	100,000	1,000	100%	100%
•	Equity interest in SAI Holdings, Inc. is evidenced by Stock Certificate No. 01, issued by SAI Holdings, Inc. on February 11, 2002.
SAI Holdings, Inc.
Equity Interests

			Shares Issued
Company Name	Jurisdiction	Shares Authorized	and Outstanding	Ownership Interest	Interest Pledged
Penson Financial Services, Inc.	North Carolina	Common Stock: 1,000	Common Stock: 1,000	100%	100%

		Series A Preferred Stock: 100,000	None	N/A	N/A

		Series B Preferred Stock: 900,000	150,000	0%	N/A

GHP1, Inc.	Texas	1,000	1,000	100%	100%

Penson Holdings, Inc.	Delaware	Common Stock: 1000	1000	100%	100%
•	Equity interest in Penson Financial Services, Inc. is evidenced by Stock Certificate No. 007, issued by Penson Financial Services, Inc. on March 1, 2003.

•	Equity interest in GHP1, Inc. is evidenced by Stock Certificate No. CS-01, issued by GHP1, Inc. on November 3, 2006.

•	Equity interest in Penson Holdings, Inc. is evidenced by Stock Certificate No. C003, issued by Penson Holdings, Inc. on July 20, 2001.

Penson Holdings, Inc.
Equity Interests

		Shares	Shares Issued
Company Name	Jurisdiction	Authorized	and Outstanding	Ownership Interest	Interest Pledged
Penson Financial Services Canada Inc.	Canada	Unlimited	200,000	100%	65%
•	Equity interest in Penson Financial Services Canada Inc. is evidenced by Stock Certificate No C0-7, issued by Penson Financial Services Canada Inc. on April 28, 2009.

EXHIBIT A
PLEDGE AGREEMENT JOINDER
     This PLEDGE AGREEMENT JOINDER (this “Joinder”) dated as of _______________, to the Amended and Restated Pledge Agreement dated as of May 6, 2010 (such agreement, together will all amendments and restatements and Joinders, the “Pledge Agreement”), among the initial signatories thereto and each other Person who from time to time thereafter became a party thereto pursuant to Section 6.14 thereof (each, individually, a “Pledgor” and collectively, the “Pledgors”), in favor of REGIONS BANK, in its capacity as Administrative Agent for the benefit of each Creditor (Administrative Agent in such capacity, “Secured Party”).
BACKGROUND.
     Capitalized terms not otherwise defined herein have the meaning specified in the Pledge Agreement. The Pledge Agreement provides that additional parties may become Pledgors under the Pledge Agreement by execution and delivery of this form of Joinder. Pursuant to the provisions of Section 6.14 of the Pledge Agreement, the undersigned is becoming a Pledgor under the Pledge Agreement. The undersigned desires to become a Pledgor under the Pledge Agreement in order to induce Creditors to continue to make and maintain financial accommodations under the Loan Documents.
AGREEMENT.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Creditors to continue to make and maintain financial accommodations under the Loan Documents, the undersigned hereby agrees with Secured Party, for the benefit of Creditors, as follows:
     1. Joinder. In accordance with the Pledge Agreement, the undersigned hereby becomes a Pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto as a Pledgor and the undersigned hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the undersigned.
     2. Assignment and Grant of Security Interest. As security for the payment and performance, as the case may be, in full of the Obligations, the undersigned hereby assigns to, and pledges and grants to Secured Party, for the benefit of Creditors, a security interest in the entire right, title, and interest of the undersigned in and to all Collateral, whether now or hereafter existing, owned, arising or acquired.
     3. Representations and Warranties. On and as of the date hereof or each Schedule Effective Date, as appropriate, the undersigned hereby makes each representation and warranty set forth in Article III of the Pledge Agreement to the same extent as each other Pledgor.

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     4. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 6.11 of the Pledge Agreement.
     5. Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN TEXAS; PROVIDED, THAT SECURED PARTY AND EACH CREDITOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
     6. Full Force of Pledge Agreement. Except as expressly supplemented hereby, the Pledge Agreement remains in full force and effect in accordance with its terms.
     7. Schedules. Schedules 1 through 3 to the Pledge Agreement shall be supplemented by the addition of Schedules 1 through 3 attached hereto as to the undersigned.
     8. Severability. If any provision of this Joinder is held to be illegal, invalid, or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, this Joinder shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Joinder a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.
     9. Counterparts. This Joinder may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
     10. ENTIRE AGREEMENT. THIS JOINDER AND EACH RELATED AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
The Remainder of This Page Is Intentionally Left Blank.

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     IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By:
Name:
Title:

Joinder Agreement (Pledge Agreement) — Signature Page

ACCEPTED BY:

REGIONS BANK, as Secured Party and Administrative Agent

By:

Name:

Title:

Joinder Agreement (Pledge Agreement) — Signature Page